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                                                                   EXHIBIT 10.30

                                CREDIT AGREEMENT


This Credit Agreement ("Agreement") is made and entered into on December 22, 1999,by and between Micro General Corporation, a Delaware corporation, ("Borrower") and Imperial Bank, a California banking corporation, ("Bank").

Subject to the terms and conditions of this Agreement, any security agreements) executed by Borrower in favor of Bank, any note(s) executed by Borrower in favor of Bank, or any other agreements executed in conjunction therewith (collectively, the "Loan Documents"), Bank shall make the loans and or advances (individually a "Loan" and collectively "Loans") referred to below to Borrower. In consideration of mutual covenants and conditions hereof, the parties hereto agree as follows:

1. AMOUNT AND TERMS OF CREDIT

1.01 REVOLVING CREDIT COMMITMENT.

(a) REVOLVING LINE OF CREDIT. Subject to the terms and conditions of this Agreement, provided that no event of default then has occurred and is continuing, Bank shall, upon Borrower's request make advances ("Revolving Loans") to Borrower, for general corporate purposes, in an amount not to exceed $5,000,000 (the "Revolving Line of Credit") until June 5, 2000 (the "Revolving Line of Credit Maturity Date"). Revolving Loans may be repaid and reborrowed, subject to the provisions of the LIBOR Addendum attached to the promissory note evidencing the Revolving Line of Credit, provided that all outstanding principal and accrued interest on the Revolving Loans shall be payable in full on the Revolving Credit Maturity Date.

(b) REVOLVING NOTE. The interest rate, principal and interest payments, maturity date and certain other terms of the Revolving Loan will be contained in a promissory note dated the date of this agreement, as such may be amended or replaced from time to time.

1.02 DOCUMENTATION FEE, COSTS AND EXPENSES. In addition to any other amounts due, or to become due, concurrently with the execution hereof, Borrower agrees to pay to Bank a documentation fee in the amount of $250.00, and all other costs and expenses incurred by the Bank the perfection of any security interest granted to Bank by Borrower.

1.03 COLLATERAL. Borrower shall grant or cause to be granted to Bank a first priority lien on any and all personal property assets of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest or pursuant to the terms of any security agreement, an intellectual property security agreement or otherwise as security for all of Borrower's obligations to Bank, all as may be subject to
Section 5.03 herein.

2. REPRESENTATIONS OF BORROWER

Borrower represents and warrants that:

2.01 EXISTENCE AND RIGHTS. Borrower is a corporation, duly organized and existing and in good standing under the laws of the state of Delaware, without limit as to the duration of its existence.


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Borrower is authorized and in good standing to do business in the state of its incorporation; Borrower has the appropriate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each state in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has not other investment in any other business entity except for those disclosed in it's annual report 10-K, or quarterly report 10Q, as filed with the U. S. Securities and Exchange Commission.

2.02 AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement and the Loan Documents are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's charter/articles of incorporation, by-laws, or similar document as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms; subject only to bankruptcy, insolvency or similar laws affecting creditors' rights generally.

2.03 NO CONFLICT. The execution, delivery and performance of this Agreement and the Loan Documents are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by, which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

2.04 LITIGATION. Except as disclosed in writing to bank by Borrower, there is no litigation or other proceeding pending or threatened against or affecting Borrower which if determined adversely to Borrower or its interest would have a material adverse effect on the financial condition of Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

2.05 FINANCIAL CONDITION. The consolidated balance sheet of Borrower as of March 31, 1999, and the related profit and loss statement for the three month period ended as of that date, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct in all material aspects, and said balance sheet truly presents the financial condition of Borrower as of the date thereof, and has been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no material adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

2.06 TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section
5.03 hereof.

2.07 TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.


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2.08 TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

2.09 REGULATION U. None of the proceeds of any Loan shall be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

2.10 ERISA. All defined benefit pension plans as defined in the Employees Retirement Income Security Act of 1974, as amended ("ERISA"), of Borrower meet, as of the date hereof, the minimum funding standards of Section 302 of ERISA, and no Reportable Event or Prohibited Transaction as defined in ERISA has occurred with respect to any such plan.

2.11 YEAR 2000 COMPLIANCE. Borrower and its subsidiaries, as applicable, have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a material adverse effect upon its financial condition, operations or business as now conducted. "Year 2000 Problem" means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date sensitive functions involving certain dates prior to and any dates on or after December 31, 1999.

3. CONDITIONS PRECEDENT TO LOAN.

        Prior to Bank being obligated to make any Loan pursuant to this Agreement, Bank must receive all of the following, each of which must be in form and substance satisfactory to Bank:

3.01 PROMISSORY NOTE(S). Original, executed promissory note(s).

3.02 SECURITY AGREEMENT. Original, executed security agreements) covering the personal property collateral securing the Loan(s).

3.03 FINANCING STATEMENT. Financing statement(s) executed by Borrower.

3.04 GUARANTEE. Continuing Guarantee in favor of Bank executed by Fidelity National Financial, Inc. ("Guarantor") in the amount of $5,000,000.

3.05 INSURANCE. Borrower shall have delivered to Bank evidence of insurance coverage required pursuant that Agreement to Provide Insurance executed by Borrower, in form, substance, amounts, covering risks and issued by companies satisfactory to Bank, and where required by Bank, with loss payable endorsements in favor of Bank.

3.06 ORGANIZATIONAL DOCUMENTS. Copies of the charter/articles of incorporation, or similar document as the case may be, of the Borrower and Guarantor.

3.07 AUTHORIZATIONS. Certified copies of all action taken by the Borrower and Guarantor to authorize the execution, delivery and performance of the Loan Documents.


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3.08 GOOD STANDING. Good standing certificates from the appropriate secretary of state of the state in which the Borrower and Guarantor is organized and in each state in which it is required to be qualified to do business.

3.09 ADDITIONAL DOCUMENTS. Such other documents as Bank may reasonably deem necessary.


4. AFFIRMATIVE COVENANTS OF BORROWER

Borrower agrees that so long as it is indebted to Bank, under borrowings, or other indebtedness, or so long as Bank has any obligation to' extend credit to Borrower it will, unless Bank shall other-wise consent in writing, which consent shall not be unreasonably withheld:

4.01 RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

4.02 USE OF PROCEEDS. Use the proceeds of the Loans only for purposes specified in Section I of this Agreement.

4.03 INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses and/or in the exercise of good business judgment, and as required by that Agreement to Provide Insurance executed by Borrower, with the Bank to be shown as Lenders Loss Payee on such policies.

4.04 TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

(a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

(b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it to be adequate with respect thereto.

4.05 RECORDS AND REPORTS. Maintain a standard and modem system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times and upon reasonable notice during normal business hours; and furnish Bank:

(a) QUARTERLY FINANCIAL STATEMENT-BORROWER. As soon as available, and in any event within forty-five (45) days after the close of each quarter, a consolidated balance sheet, profit and loss statement and reconciliation of Borrower's capital balance accounts as of the close of such period and covering


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operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower.

(b) QUARTERLY FINANCIAL STATEMENT-GUARANTOR. As soon as available, and in any event within sixty (60) days after the close of each quarter, Borrower to cause Guarantor to provide a consolidated balance sheet, profit and loss statement and reconciliation of Guarantor's capital balance accounts as of the close of such period and covering operations for the portion of Guarantor's fiscal year ending on the last day of such period, all in reasonable detail and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Guarantor and certified by an appropriate officer of Guarantor.

(c) ANNUAL FINANCIAL STATEMENT-BORROWER. As soon as available, and in any event within one hundred twenty (120) days after and as of the close of each fiscal year of Borrower a consolidated report of audit of Borrower, all in reasonable detail, by an independent certified public accountant selected by Borrower and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower.

(d) ANNUAL FINANCIAL STATEMENT-GUARANTOR. As soon as available, and in any event within one hundred twenty (120) days after and as of the close of each fiscal year of Guarantor, Borrower to cause Guarantor to provide a consolidated report of audit of Guarantor, all in reasonable detail, by an independent certified public accountant selected by Guarantor and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Guarantor and certified by an appropriate officer of Guarantor.

(e) OFFICER'S CERTIFICATE. Within forty-five days (45) days after the end of each quarter and fiscal year of Borrower, a certificate of the chief financial officer of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Agreement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein; or, if any such event has occurred or any such condition exists, specifying the nature thereof .

(f) STOCKHOLDER, SECURITY AND EXCHANGE COMMISSION STATEMENTS AND REPORTS. Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower or any subsidiary shall send to its members or stockholders as appropriate, if any, and copies of all reports which Borrower or any subsidiary may file with the Securities and Exchange Commission.

(g) OTHER INFORMATION. Such other information relating to the affairs of Borrower as the Bank reasonably may request from time to time.

4.06 OUT OF DEBT: The unpaid balance of the Revolving Loans shall be zero (-0-) for at least thirty (30) consecutive days during the term of this Agreement.


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4.07 ERISA. Cause all defined benefit pension plans, as defined in ERISA, of
Borrower to, at all times, meet the minimum funding standards of Section 302 of ERISA, and ensure that no Reportable Event or Prohibited Transaction, as defined in ERISA, will occur with respect to any such plan. 4.08 LAWS. At all times comply with, or cause to be complied with, all laws, statutes, rules, regulations, orders and directions of any governmental authority having jurisdiction over Borrower or Borrower's business.

4.09 GAAP. Compliance with all financial covenants shall be calculated based on generally accepted accounting principles applied on a consistent basis as maintained by Borrower.

4.10 YEAR 2000 COMPLIANT. Borrower shall perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors whose compliance is likely to be material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Agent such certifications or other evidence of Borrower's compliance with the ten-ns of this paragraph as Bank may from time to time require.

4.11 NOTICES. Promptly notify Bank in writing of (i) the occurrence of any Event of Default hereunder or any event which upon notice and lapse of time would be an Event of Default; (ii) all litigation affecting Borrower where the amount is $250,000 or more; any substantial dispute which may exist between Borrower and any governmental regulatory body or law enforcement authority; any change in Borrower's name or principal place of business; or any other matter which has resulted or might result in a material adverse change in Borrower's financial condition or operations.


5. NEGATIVE COVENANTS OF BORROWER

Borrower agrees that so long as it is indebted to Bank, or so long as Bank has any obligation to extend credit to Borrower, it will not, without Bank's written consent:

5.01 TYPE OF BUSINESS: Make any substantial change in the character of its business.

5.02 OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than Loans from the Bank except obligations now existing as shown in the financial statement dated March 31, 1999, excluding those obligations being refinanced by Bank, and other than loans or advances made by FNFI or its subsidiaries to Borrower from time to time, or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due or to become due.

5.03 LIENS AND ENCUMBRANCES. Create, incur, permit to exist, or assume any mortgage, pledge, encumbrance, lien or charge of any kind upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in Bank's favor and other than liens agreed to in writing by Bank.


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5.04 LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

5.05 ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any property or other asset accompanied by the leasing back of the same.


6. EVENTS OF DEFAULT

The occurrence of any of the following events of default ("Events of Default") shall, at Bank's option, terminate Bank's commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to Bank immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

6.01 FAILURE TO PAY. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to Bank within, five (5) days of its due date.

6.02 BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement or any Loan Document binding upon Borrower.

6.03 BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

6.04 INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

6.05 JUDGMENTS, ATTACHMENTS. Any money judgment in excess of $ 250,000, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period of ten (10) days or in any event later than five (5) days prior to the date of any proposed sale thereunder.

6.06 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall not be dismissed within thirty (30) days thereafter.

6.07 REVOCATION OF GUARANTEE. Any guarantee required hereunder is breached or becomes ineffective; or any Guarantor or subordination creditor disavows or attempts to revoke or terminate such guarantee or subordination agreement.


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6.08 OWNERSHIP. Any change in ownership which results in the Guarantor owning less than twenty percent (20%) of Borrower's voting stock.

6.09 CESSATION OF BUSINESS. Borrower shall voluntarily suspend its business.

6.10 ADVERSE CHANGE. Any change which, in the opinion of Bank, is materially adverse to the financial condition of Borrower or any Guarantor; or should Bank, for any reason, believe that the prospect of Borrower's payment or performance hereunder or under any other agreement or instrument with Bank be impaired.

6.11 OTHER DEFAULTS. Borrower, or any Guarantor of Borrower's obligations to Bank, shall commit or do or fall to commit or do any act or thing which would constitute an event of default under any of the terms of any other agreement, document or instrument executed or to be executed by it concerning the obligation to pay money.

6.12 ADVANCES. Notwithstanding anything to the contrary contained herein, Bank shall have no duty to make advances while any event of default exists notwithstanding any cure period provided for herein.


7. MISCELLANEOUS PROVISIONS

7.01 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Bank or any holder of notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or any note (s) issued in connection with a Loan that Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.02 COUNTERPARTS; ENTIRE AGREEMENT. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

7.03 ATTORNEY'S FEES. Borrower will pay promptly to Bank without demand after notice, with interest thereon from the date of expenditure at the rate applicable to the Loan, reasonable attorneys' fees and all costs and expenses paid or incurred by Bank in collecting or compromising the Loan after the occurrence of an Event of Default, whether or not suit is filed. If suit is brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs in addition to any other remedy or recovery awarded by the court.

7.04 ADDITIONAL REMEDIES. The rights, powers and remedies given to Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law against Borrower or any other person, including but not limited to Bank's rights of setoff or banker's lien.

7.05 INUREMENT. The benefits of this Agreement shall inure to the successors and assigns of Bank and the permitted successors and assigns of Borrower.


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7.06 APPLICABLE LAW. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the state of California, to the Jurisdiction of whose courts the parties hereby agree to submit.

7.07 OFFSET. In addition to and not in limitation of all rights of offset that Bank or other holder of the Loan may have under applicable law, Bank or other holder of any note issued hereunder shall, upon the occurrence of any Event of Default or any event which with the passage of time or notice would constitute such an Event of Default, have the right to appropriate and apply to the payment of the Loan any and all balances, credits, deposits, accounts or monies of Borrower then or thereafter with Bank or other holder, within ten (10) days after the Event of Default, and notice of the occurrence of any Event of Default by Bank to Borrower.

7.08 SEVERABILITY. Should any one or more provisions of the Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

7.09 TIME OF THE ESSENCE. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

7.10 ACCOUNTING. All accounting terms shall have the meanings applied under generally accepted accounting principles unless otherwise specified.

7.11 REFERENCE PROVISION.

(a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Credit Agreement, any security agreement executed by Borrower in favor of Bank or any note executed by Borrower in favor of Bank or any other agreement or instrument issued in favor of Bank by Borrower (collectively in this Section, the "Agreement") which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et @se . of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five
(45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of


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law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP
Section 644 in any court in the state of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

(b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

(c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the state of California. The rules of evidence applicable to proceedings at law in the state of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

7.13 This Agreement may be modified only by a writing signed by all parties hereto.

This Agreement is executed on behalf of the parties by duly authorized officers as of the date first above written.


IMPERIAL BANK                            MICRO GENERAL CORPORATION
("BANK")                                 ("BORROWER")



By:                                      By:
   ---------------------------------        ------------------------------------


Its:                                     Its:
    --------------------------------         -----------------------------------


                                         By:
                                            ------------------------------------

                                         Its:
                                             -----------------------------------

                                                                                                THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

--------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)


--------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----                                                  -----

       IMPERIAL BANK
       LOAN DOCUMENTATION SERVICES
       9920 S. LA CIENEGA BLVD., STE 628
       INGLEWOOD, CA 90301

       -----                                                  -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY's NAME
   MICRO GENERAL CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
2510 N. RED HILL AVENUE, SUITE 230                             SANTA ANA                     CA                   92705
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
 95-2621545              ADD'NL INFO RE                        OR COUNTRY OF
                         ENTITY DEBTOR                         ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)  1070-004                             1070-004
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#      OPTIONAL      2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                        ENTITY DEBTOR                          ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY's NAME
   IMPERIAL BANK
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
9777 WILSHIRE BLVD., 4TH FLOOR                                 BEVERLY HILLS                 CA                   90212-9762
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

ALL PERSONAL PROPERTY, WHETHER PRESENTLY EXISTING OR HEREAFTER CREATED OR ACQUIRED, INCLUDING BUT NOT LIMITED TO: ALL ACCOUNTS,
CHATTEL PAPER, DOCUMENTS, INSTRUMENTS, MONEY, DEPOSIT ACCOUNTS AND GENERAL INTANGIBLES INCLUDING RETURNS, REPOSSESSIONS, BOOKS AND
RECORDS RELATING THERETO, AND EQUIPMENT CONTAINING SAID BOOKS AND RECORDS. ALL INVESTMENT PROPERTY INCLUDING SECURITIES AND
SECURITIES ENTITLEMENTS. ALL GOODS INCLUDING EQUIPMENT AND INVENTORY. ALL PROCEEDS INCLUDING, WITHOUT LIMITATION, INSURANCE
PROCEEDS. ALL GUARANTEES AND OTHER SECURITY THEREFOR; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS,
ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE
FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND ACCOUNTS PROCEEDS).

------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [ ]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [X] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   /s/ [Signature Illegible]                                                    Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         [ADDITIONAL FEE]
  /s/ [Signature Illegible]                                              (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
                                                                   CFI PROSERVICES, INC. 400 S.W. 6TH AVENUE, PORTLAND, OREGON 97204
(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)

                                                                                                THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

--------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)


--------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----                                                  -----

       IMPERIAL BANK
       LOAN DOCUMENTATION SERVICES
       9920 S. LA CIENEGA BLVD., STE 628
       INGLEWOOD, CA 90301

       -----                                                  -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY's NAME
   MICRO GENERAL CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
2510 N. RED HILL AVENUE, SUITE 230                             SANTA ANA                     CA                   92705
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
 95-2621545              ADD'NL INFO RE                        OR COUNTRY OF
                         ENTITY DEBTOR                         ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)  1070-004                             1070-004
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#      OPTIONAL      2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                        ENTITY DEBTOR                          ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY's NAME
   IMPERIAL BANK
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
9777 WILSHIRE BLVD., 4TH FLOOR                                 BEVERLY HILLS                 CA                   90212-9762
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

ALL PERSONAL PROPERTY, WHETHER PRESENTLY EXISTING OR HEREAFTER CREATED OR ACQUIRED, INCLUDING BUT NOT LIMITED TO: ALL ACCOUNTS,
CHATTEL PAPER, DOCUMENTS, INSTRUMENTS, MONEY, DEPOSIT ACCOUNTS AND GENERAL INTANGIBLES INCLUDING RETURNS, REPOSSESSIONS, BOOKS AND
RECORDS RELATING THERETO, AND EQUIPMENT CONTAINING SAID BOOKS AND RECORDS. ALL INVESTMENT PROPERTY INCLUDING SECURITIES AND
SECURITIES ENTITLEMENTS. ALL GOODS INCLUDING EQUIPMENT AND INVENTORY. ALL PROCEEDS INCLUDING, WITHOUT LIMITATION, INSURANCE
PROCEEDS. ALL GUARANTEES AND OTHER SECURITY THEREFOR; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS,
ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE
FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND ACCOUNTS PROCEEDS).

------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [ ]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [X] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   /s/ [Signature Illegible]                                                    Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         [ADDITIONAL FEE]
  /s/ [Signature Illegible]                                              (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
                                                                   CFI PROSERVICES, INC. 400 S.W. 6TH AVENUE, PORTLAND, OREGON 97204
(2) ACKNOWLEDGMENT COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)

                                                                                                THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

--------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)


--------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----                                                  -----

       IMPERIAL BANK
       LOAN DOCUMENTATION SERVICES
       9920 S. LA CIENEGA BLVD., STE 628
       INGLEWOOD, CA 90301

       -----                                                  -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY's NAME
   MICRO GENERAL CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
2510 N. RED HILL AVENUE, SUITE 230                             SANTA ANA                     CA                   92705
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
 95-2621545              ADD'NL INFO RE                        OR COUNTRY OF
                         ENTITY DEBTOR                         ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)  1070-004                             1070-004
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#      OPTIONAL      2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                        ENTITY DEBTOR                          ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY's NAME
   IMPERIAL BANK
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
9777 WILSHIRE BLVD., 4TH FLOOR                                 BEVERLY HILLS                 CA                   90212-9762
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

ALL PERSONAL PROPERTY, WHETHER PRESENTLY EXISTING OR HEREAFTER CREATED OR ACQUIRED, INCLUDING BUT NOT LIMITED TO: ALL ACCOUNTS,
CHATTEL PAPER, DOCUMENTS, INSTRUMENTS, MONEY, DEPOSIT ACCOUNTS AND GENERAL INTANGIBLES INCLUDING RETURNS, REPOSSESSIONS, BOOKS AND
RECORDS RELATING THERETO, AND EQUIPMENT CONTAINING SAID BOOKS AND RECORDS. ALL INVESTMENT PROPERTY INCLUDING SECURITIES AND
SECURITIES ENTITLEMENTS. ALL GOODS INCLUDING EQUIPMENT AND INVENTORY. ALL PROCEEDS INCLUDING, WITHOUT LIMITATION, INSURANCE
PROCEEDS. ALL GUARANTEES AND OTHER SECURITY THEREFOR; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS,
ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE
FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND ACCOUNTS PROCEEDS).

------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [ ]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [X] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   /s/ [Signature Illegible]                                                    Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         [ADDITIONAL FEE]
  /s/ [Signature Illegible]                                              (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
                                                                   CFI PROSERVICES, INC. 400 S.W. 6TH AVENUE, PORTLAND, OREGON 97204
(3) SEARCH REQUEST COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)

                                                                                                THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

--------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)


--------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----                                                  -----

       IMPERIAL BANK
       LOAN DOCUMENTATION SERVICES
       9920 S. LA CIENEGA BLVD., STE 628
       INGLEWOOD, CA 90301

       -----                                                  -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY's NAME
   MICRO GENERAL CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
2510 N. RED HILL AVENUE, SUITE 230                             SANTA ANA                     CA                   92705
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
 95-2621545              ADD'NL INFO RE                        OR COUNTRY OF
                         ENTITY DEBTOR                         ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)  1070-004                             1070-004
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#      OPTIONAL      2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                        ENTITY DEBTOR                          ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY's NAME
   IMPERIAL BANK
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
9777 WILSHIRE BLVD., 4TH FLOOR                                 BEVERLY HILLS                 CA                   90212-9762
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

ALL PERSONAL PROPERTY, WHETHER PRESENTLY EXISTING OR HEREAFTER CREATED OR ACQUIRED, INCLUDING BUT NOT LIMITED TO: ALL ACCOUNTS,
CHATTEL PAPER, DOCUMENTS, INSTRUMENTS, MONEY, DEPOSIT ACCOUNTS AND GENERAL INTANGIBLES INCLUDING RETURNS, REPOSSESSIONS, BOOKS AND
RECORDS RELATING THERETO, AND EQUIPMENT CONTAINING SAID BOOKS AND RECORDS. ALL INVESTMENT PROPERTY INCLUDING SECURITIES AND
SECURITIES ENTITLEMENTS. ALL GOODS INCLUDING EQUIPMENT AND INVENTORY. ALL PROCEEDS INCLUDING, WITHOUT LIMITATION, INSURANCE
PROCEEDS. ALL GUARANTEES AND OTHER SECURITY THEREFOR; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS,
ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE
FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND ACCOUNTS PROCEEDS).

------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [ ]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [X] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   /s/ [Signature Illegible]                                                    Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         [ADDITIONAL FEE]
  /s/ [Signature Illegible]                                              (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
                                                                   CFI PROSERVICES, INC. 400 S.W. 6TH AVENUE, PORTLAND, OREGON 97204
(4) DEBTOR COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)

                                                                                                THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

--------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)


--------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----                                                  -----

       IMPERIAL BANK
       LOAN DOCUMENTATION SERVICES
       9920 S. LA CIENEGA BLVD., STE 628
       INGLEWOOD, CA 90301

       -----                                                  -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY's NAME
   MICRO GENERAL CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
2510 N. RED HILL AVENUE, SUITE 230                             SANTA ANA                     CA                   92705
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
 95-2621545              ADD'NL INFO RE                        OR COUNTRY OF
                         ENTITY DEBTOR                         ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)  1070-004                             1070-004
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#      OPTIONAL      2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                        ENTITY DEBTOR                          ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY's NAME
   IMPERIAL BANK
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
9777 WILSHIRE BLVD., 4TH FLOOR                                 BEVERLY HILLS                 CA                   90212-9762
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

ALL PERSONAL PROPERTY, WHETHER PRESENTLY EXISTING OR HEREAFTER CREATED OR ACQUIRED, INCLUDING BUT NOT LIMITED TO: ALL ACCOUNTS,
CHATTEL PAPER, DOCUMENTS, INSTRUMENTS, MONEY, DEPOSIT ACCOUNTS AND GENERAL INTANGIBLES INCLUDING RETURNS, REPOSSESSIONS, BOOKS AND
RECORDS RELATING THERETO, AND EQUIPMENT CONTAINING SAID BOOKS AND RECORDS. ALL INVESTMENT PROPERTY INCLUDING SECURITIES AND
SECURITIES ENTITLEMENTS. ALL GOODS INCLUDING EQUIPMENT AND INVENTORY. ALL PROCEEDS INCLUDING, WITHOUT LIMITATION, INSURANCE
PROCEEDS. ALL GUARANTEES AND OTHER SECURITY THEREFOR; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS,
ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE
FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND ACCOUNTS PROCEEDS).

------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [ ]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [X] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   /s/ [Signature Illegible]                                                    Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         [ADDITIONAL FEE]
  /s/ [Signature Illegible]                                              (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
                                                                   CFI PROSERVICES, INC. 400 S.W. 6TH AVENUE, PORTLAND, OREGON 97204
(5) SECURED PARTY COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)

[IMPERIAL BANK LETTERHEAD]

       IMPERIAL BANK
        Member FDIC

                                PROMISSORY NOTE

=============================================================================================================
  Principal       Loan Date     Maturity      Loan No    Call    Collateral    Account    Officer    Initials
=============================================================================================================
$5,000,000.00    12-22-1999    12-20-2000                                                 155
-------------------------------------------------------------------------------------------------------------
      REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY
      OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.
=============================================================================================================

BORROWER: MICRO GENERAL CORPORATION                      LENDER: IMPERIAL BANK
          2510 N. RED HILL AVENUE, SUITE 230                     FINANCIAL SERVICES GROUP
          SANTA ANA, CA 92705                                    9777 WILSHIRE BLVD., 4TH FLOOR
                                                                 BEVERLY HILLS, CA 92012-9762

=============================================================================================================

PRINCIPAL AMOUNT: $5,000,000.00             INITIAL RATE: 8.500%             DATE OF NOTE: DECEMBER 22, 1999


PROMISE TO PAY. MICRO GENERAL CORPORATION ("BORROWER") PROMISES TO PAY TO IMPERIAL BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FIVE MILLION & 00/100 DOLLARS ($5,000,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON DECEMBER 20, 2000. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING JANUARY 20, 2000, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Note is subject to change from time to time based on changes in an index which is the Imperial Bank Prime Rate (the "Index"). The Prime Rate is the rate announced by Lender as its Prime Rate of interest from time to time. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 8.500%. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 8.500%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. The following interest rate options are available under this Note:

     (a) Default Option. The interest rate margin and index described in the "VARIABLE INTEREST RATE" paragraph above (the "Default Option").

     (b) LIBOR. A margin of 1,400 percentage points over LIBOR. For purposes of this Note, LIBOR shall mean London Inter-Bank Offered Rate as provided in the LIBOR ADDENDUM TO NOTE attached hereto and made a part hereof.

When the interest rate is based on a fixed rate, the rate shall be in effect for a period of the number of days or months as indicated in the rate option description (the "Interest Period"), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the "Highest Lawful Rate") shall be made on the effective day of any change in the Highest Lawful Rate.

Provided Borrower is not in default under this Note, Borrower may designate in advance which of the above interest rate indexes shall be applicable to any loan advance under this Note and shall designate any optional Interest Period applicable to any fixed rate loan or advance. In the absence of any such designation the interest rate option shall be the Default Option. Thereafter unpaid principal balances under this Note may be converted (at the end of an Interest Period if the index used to determine the interest rate therefore is a fixed rate) to another of the above interest rate options, or continued for an additional interest period, when applicable, as designated by Borrower in advance; and in the absence of sufficient advance designation as to conversion to or continuation of a fixed rate index, the index shall be converted to the Default Option. Notwithstanding the foregoing, a fixed rate index may not be elected for a loan or advance under this Note, nor any conversion to or continuation of a fixed rate index be elected, if the Interest Period thereof would extend beyond the maturity of this Note.

Each loan or advance under this Note at conversion into or continuation of a fixed rate index shall be a minimum amount of $500,000.00. Unless otherwise provided herein, accrued interest on amounts for which the interest rate is based on a fixed rate shall be due and payable at the end of the respective Interest Period thereof.

PREPAYMENT; MINIMUM INTEREST CHARGE. In the event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $250.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any material payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this note or any Agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender reasonably and in good faith believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender reasonably and in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been reasonably and in good faith given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default; (a) cures the default within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's reasonable discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 5.000 percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorney's fees and Lender's reasonable legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LOS ANGELES COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. (INITIAL HERE ____) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh

12-22-1999                      PROMISSORY NOTE                           Page 2
                                  (Continued)
================================================================================

accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following person or persons are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: PATRICK F. STONE, AUTHORIZED SIGNER; JOHN SNEDEGAR, CHIEF EXECUTIVE OFFICER; JEFF SANDERSON, AUTHORIZED SIGNER; AND DALE CHRISTENSEN, AUTHORIZED SIGNER. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

CREDIT AGREEMENT. This Note is subject to the provisions of the Credit Agreement dated December 22, 1999 and all amendments thereto and replacements therefor.

GENERAL PROVISIONS. Lender may delay or forego enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

MICRO GENERAL CORPORATION


X  /s/  {Signature illegible)          X  /s/  (Signature illegible)
 ---------------------------------       ------------------------------------
 AUTHORIZED OFFICER                      AUTHORIZED OFFICER

===============================================================================

                           [IMPERIAL BANK LETTERHEAD]

                                  Member FDIC

                         COMMERCIAL SECURITY AGREEMENT

=============================================================================================================
  PRINCIPAL       LOAN DATE     MATURITY      LOAN NO    CALL    COLLATERAL    ACCOUNT    OFFICER    INITIALS
-------------------------------------------------------------------------------------------------------------
$5,000,000.00    12-22-1999    12-20-2000                                                 155
=============================================================================================================
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
=============================================================================================================

BORROWER: MICRO GENERAL CORPORATION                      LENDER: IMPERIAL BANK
          2510 N. RED HILL AVENUE, SUITE 230                     FINANCIAL SERVICES GROUP
          SANTA ANA, CA 92705                                    9777 WILSHIRE BLVD., 4TH FLOOR
                                                                 BEVERLY HILLS, CA 92012-9762

=============================================================================================================

THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN MICRO GENERAL CORPORATION (REFERRED TO BELOW AS "GRANTOR"); AND IMPERIAL BANK (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the Untied States of America.

     AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          ALL PERSONAL PROPERTY, WHETHER PRESENTLY EXISTING OR HEREAFTER CREATED OR ACQUIRED, INCLUDING BUT NOT LIMITED TO: ALL ACCOUNTS, CHATTEL PAPER, DOCUMENTS, INSTRUMENTS, MONEY, DEPOSIT ACCOUNTS AND GENERAL INTANGIBLES INCLUDING RETURNS, REPOSSESSIONS, BOOKS AND RECORDS RELATING THERETO, AND EQUIPMENT CONTAINING SAID BOOKS AND RECORDS. ALL INVESTMENT PROPERTY INCLUDING SECURITIES AND SECURITIES ENTITLEMENTS. ALL GOODS INCLUDING EQUIPMENT AND INVENTORY. ALL PROCEEDS INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS. ALL GUARANTEES AND OTHER SECURITY THEREFOR.

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

          (b) All products and produce of any of the property described in this Collateral section.

          (c) All accounts, general intangibles,instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

          (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

          (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means MICRO GENERAL CORPORATION, its successors and assigns.

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable (INITIAL HERE ______ )

     LENDER. The word "Lender" means Imperial Bank, its successors and assigns.

     NOTE. The word "Note" means the note or credit agreement dated December 22, 1999, in the principal amount of $5,000,000.00 from MICRO GENERAL CORPORATION to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

     ORGANIZATION. Grantor is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Delaware.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (b) any law, governmental regulation, court decree, or order applicable to Grantor.

     PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are reasonably requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all reasonable expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

     NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable

12-22-1999              COMMERCIAL SECURITY AGREEMENT                    Page 2
                                  (Continued)
================================================================================

     in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

     LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

     REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without the prior written consent of Lender, not to be unreasonably withheld.

     TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender not to be reasonably withheld. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

     TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     COLLATERAL SCHEDULES AND LOCATIONS. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may reasonably require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

     MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair ordinary wear and tear excepted. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and event affecting the Collateral or the value or the amount of the Collateral.

     TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

     MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. In no event shall the insurance be in an amount less than the amount agreed upon in the Agreement to Provide Insurance. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

     INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor shall have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's

12-22-1999               COMMERCIAL SECURITY AGREEMENT                    PAGE 3
                                  (CONTINUED)
================================================================================

security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term or any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, material obligation, covenant or condition contained in this Agreement or any other Related Documents or in any other agreement between Lender and Grantor.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceedings, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender reasonably and in good faith believes the prospect of payment or performance of the Indebtedness is impaired.

     INSECURITY. Lender, reasonably and in good faith, deems itself insecure.

     RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within ten (10) days; or (b), if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's reasonable discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days, or such lesser time as required by state law, before the time of the sale or disposition. All reasonable expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all reasonable fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. Lender and Grantor

12-22-1999               COMMERCIAL SECURITY AGREEMENT                    PAGE 4
                                  (CONTINUED)
================================================================================

     hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. (INITIAL HERE ______) This agreement shall be governed by and construed in accordance with the laws of the State of California.

     ATTORNEYS' FEES EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for ALL obligations in this Agreement.

     NOTICE. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

     POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     WAIVER OF CO-OBLIGOR'S RIGHTS. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishes all claims against such other person which borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED DECEMBER 22, 1999.

GRANTOR:

MICRO GENERAL CORPORATION

X  /s/ [Signature Illegible]               X  /s/ [Signature Illegible]
 ------------------------------------      ------------------------------------
    Authorized Officer                        Authorized Officer

================================================================================

                       CORPORATE RESOLUTION TO GUARANTEE

------------------------------------------------------------------------------------------------------------
  PRINCIPAL      LOAN DATE      MATURITY     LOAN NO    CALL    COLLATERAL    ACCOUNT    OFFICER    INITIALS
$5,000,000.00    12-22-1999    12-20-2000                                                  155
------------------------------------------------------------------------------------------------------------
                  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------

BORROWER:   MICRO GENERAL CORPORATION                  LENDER:  IMPERIAL BANK
            2510 N. RED HILL AVENUE, SUITE 230                  FINANCIAL SERVICES GROUP
            SANTA ANA, CA 92705                                 9777 WILSHIRE BLVD., 4TH FLOOR
                                                                BEVERLY HILLS, CA 90212-9762

GUARANTOR:  FIDELITY NATIONAL FINANCIAL, INC.
            17911 VON KARMAN AVENUE, SUITE 300
            IRVINE, CA 92614

================================================================================

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF FIDELITY NATIONAL FINANCIAL, INC. (THE "CORPORATION"), HEREBY CERTIFY THAT the Corporation is organized and existing under and by virtue of the laws of the State of Delaware with its principal office at 17911 VON KARMAN AVENUE, SUITE 300, IRVINE, CA 92614.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on ____________, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAME                     POSITION                 ACTUAL SIGNATURE
----                     --------                 -----------------
ALAN L. STINSON          EVP/CFO                  X  /s/ ALAN L. STINSON
                                                    ---------------------------

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

     GUARANTY. To guarantee or act as surety for loans or other financial accommodations to MICRO GENERAL CORPORATION from Imperial Bank ("Lender") on such guarantee or surety terms as may be agreed upon between the officers or employees of this Corporation and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured, not exceeding, however, at any one time the amount of FIVE MILLION & 00/100 DOLLARS ($5,000,000.00), in addition to such sum or sums of money as may be currently guaranteed by the Corporation to Lender (the "Guaranty").

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the Guaranty, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered. The provisions of these Resolutions authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of MICRO GENERAL CORPORATION to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     FURTHER ACTS. To do and perform such other acts and things and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRAIL BY JURY, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON DECEMBER 22, 1999 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.


                                   CERTIFIED TO AND ATTESTED BY:

                                   X
                                     -------------------------------------

                                   X  /s/ [Signature Illegible]
                                     -------------------------------------



NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

================================================================================

                                                                   EXHIBIT 10.30

                                 LIBOR ADDENDUM

IMPERIAL BANK                        TO NOTE

        This Libor Addendum ("Addendum") is dated as of DECEMBER 22, 1999, and is by and between MICRO GENERAL CORPORATION ("Borrower") and Imperial Bank ("Bank"). This Addendum amends and supplements the NOTE to which it is attached (the "Note") and forms a part of and is incorporated into the Note.

        In the event of any inconsistency between the terms herein and the terms of the Note, the terms herein shall in all cases govern and control. All capitalized terms herein, unless otherwise defined herein, shall have the meanings set forth in the Note.

        1. ADVANCES.

        1.1 Prime Loans. Advances permitted pursuant to the terms of the Note or this Addendum which bear interest in relation to Bank's Prime Rate shall be referred to herein as "Prime Loans" and each such advance shall be a "Prime Loan." Each Prime Loan shall bear interest at an annual rate equal to the sum of 00.00% plus the Bank's Prime Rate. "Prime Rate," shall mean the rate of interest publicly announced by Bank from time to time in Inglewood, California, as its prime rate for lending. The Prime Rate is not intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to borrowers.

        1.2 Libor Loans. Advances permitted pursuant to the terms of the Note or this Addendum which bear interest in relation to the Libor Rate shall be referred to herein as "Libor Loans" and each such advance shall be a "Libor Loan." Each Libor Loan shall bear interest at the Libor Rate, as defined below. A Libor Loan shall be in the minimum amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) or such greater amount which is an integral multiple of FIFTY THOUSAND DOLLARS ($50,000.00). No Libor Loan shall be made after the last Business Day that is at least three (3) months prior to the Maturity Date described in the Note.

        2. INTEREST ON LIBOR LOANS.

        2.1 Rate of Interest. Each Libor Loan shall bear interest on the unpaid principal amount thereof from the Loan Date through the date paid (whether by acceleration or otherwise) at a rate equal to the sum of 1.40 % per annum plus the Libor Rate for the interest Period.

               (a) "Loan Date" shall mean the date on which (i) a Libor Loan is made, a Libor Loan is continued, or a Prime Loan is converted to a Libor Loan.

               (b) "Interest Period" share mean a period of UP TO 270 DAYS commencing on the applicable Loan Date, as selected by Borrower pursuant to
Section 2.2; provided, however, that Borrower may not select an Interest Period that would otherwise extend beyond the Maturity Date of the Loan. Borrower may also select a twelve (12) month Interest Period if and when Bank notifies Borrower that such Interest Period is available, as determined by Bank in its sole discretion. During a Libor Interest Period, interest shall be payable on the last day of the Interest Period, provided that for any Interest Period longer than 3 months, interest shall be payable quarterly and on the last day of the Interest Period.

               (c) "Libor Rate" shall mean, for the applicable Interest Period for a Libor Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to (i) the Libor Base Rate for such Interest Period divided by (ii) 1.00 minus the Reserve Requirement Rate (expressed as a decimal fraction) for such Interest Period.

               (d) "Libor Base Rate" shall mean with respect to any Interest Period, the rate equal to the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%) of:

                      (i) the offered rates per annum for deposits in U.S. Dollars for a period equal to such Interest Period which appears at 11:00 a.m., London time, on the Reuters Screen LIBOR Page on the Business Day that is two
(2) Business Days before the first day of such Interest Period, in each case if at least four (4) such offered rates appear on such page, or

                      (ii) if clause (i) is inapplicable, (x) the offered rate per annum for deposits in U.S. Dollars for a period equal to such Interest Period which appears as of 11:00 a.m., London time on the Telerate Monitor on Telerate Screen 3750 on the Business Day which is two (2) Business Days before the first day of such Interest Period; or (y) if clause (x) above is inapplicable, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the interest rates per annum offered by at least three (3) prime banks selected by Bank at approximately 11:00 a.m. London time, on the Business Day which is two (2) Business Days before such date for deposits in U.S. Dollars to prime banks in the London interbank market, in each case for a period equal to such Interest Period in an amount equal to the amount to which the Libor Rate applies.

               (e) "Business Day" means any day on which Bank is open for business in the State of California.

               (f) "Reuters Screen LIBOR Page" means the display designated as page LIBOR on the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks.

               (g) "Reserve Requirement Rate" means, for any Interest Period, the aggregate of the rates, effective as of the Business Day which is two (2) Business Days before the first day of the Interest Period, at which:

                      (i) reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D against "Eurocurrency liabilities" (as such term is used in Regulation D) by member banks of the Federal Reserve System; and

                      (ii) any additional reserves are required to be maintained by Bank by reason of any Regulatory Change against (x) any category of liabilities which includes deposits by reference to which the Libor Rate is to be determined as provided in the definition of "Libor Base Rate;" or (y) any category of extensions of credit or other assets which include Libor Loans.

               (h) "Regulatory Change" means, with respect to Bank, any change on or after the date of the Note and this Addendum in any Governmental Regulation, including the introduction of any new Governmental Regulation or the rescission of any existing Governmental Regulation.

               (i) "Governmental Regulation" means any (i) United States Federal, state or foreign law or regulation (including without limitation Regulation D); and (ii) the adoption or making of any interpretation, application, directive or request applying to a class of lenders, including Bank, of or under any United States Federal, state, or any foreign law or regulation (whether or not having the force of law) by any court or by any governmental, central banking, monetary or taxing authority charged with the interpretation or administration of such law or regulation.

        2.2 Determination of Interest Rates. Subject to the terms and conditions of the Note and this Addendum, Borrower, at its option, may request an advance in the form of a Libor Loan, a continuation of a Libor Loan, or a conversion of a Prime Loan into a Libor Loan, only upon delivery to Bank of an irrevocable written notice received by Bank at least three (3) Business Days prior to the requested Loan Date, specifying (i) the principal amount of such Libor Loan,
(ii) the requested Loan Date, and (iii) the selected Interest Period. Upon receiving such notice, Bank shall determine (which determination shall be in accordance with Section 2.1 and shall, absent manifest error, be final, conclusive and binding upon all parties hereto) the Libor Rate applicable to such Libor Loan two (2) Business Days prior to the Loan Date, and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower. If Borrower shall fail to notify Bank of its selected Interest Period for a Libor Loan (including the continuation of an existing Libor Loan or the conversion of a Prime Loan into a Libor Loan), the Borrower shall be deemed to have selected at) Interest Period of three (3) months.

        2.3 Computation of Interest and Fees. All computations of interest and fees payable pursuant to the Note shall be calculated oil the basis of a three hundred sixty (360) day year for the actual number of days elapsed (less the date of repayment).

        2.4 Recordation by Bank. Bank is hereby authorized to record the Loan Date, the applicable Interest Period, the principal amount, and the interest rate of each Libor Loan made (or continued or converted) by Bank, and the date and amount of each payment or prepayment of principal thereof, in Bank records. Any such recordation shall constitute prima facie evidence of the accuracy of the information recorded; provided that the failure to make any such recordation shall not in any way affect the Borrower's obligations hereunder.

        3. CONVERSION TO PRIME LOANS.

        3.1 Election by Borrower. Subject to all the terms and conditions of this Addendum, Borrower may elect from time to time to convert a Libor Loan to a Prime Loan by giving Bank at least three (3) Business Days' prior irrevocable notice of such election, and any such conversion of a Libor Loan shall be made on the last day of the Interest Period with respect thereto.

        3.2 Failure of Notice by Borrower. If Borrower otherwise fails to give notice specifying its requests with respect to any Libor Loans that are scheduled to become due, such failure shall be deemed, in the absence of any notice from Borrower to the contrary, to be notice of a requested advance in the form of a Prime Loan in a principal amount equal to the amount of said Libor Loan.

        4. PREPAYMENTS.

        4.1 Voluntary Prepayment by Borrower. Subject to the terms and conditions of the Note and this Addendum, Borrower may, upon at least three (3) Business Days' irrevocable notice to Bank as provided herein, at any time and from time to time on any Business Day prepay any Prime Loan or Libor Loan in whole or in part, without penalty or premium, other than customary actual "Breakage Fees" and "Prepayment Costs" as defined below, resulting from prepayment of any Libor Loan prior to the expiration of the Interest Period relating thereto. The notice of prepayment shall specify the date and amount of the prepayment, and the Loan to which the prepayment applies. Each partial prepayment of a Libor Loan shall be in an amount not less than FIFTY THOUSAND DOLLARS ($50,000.00) FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) or such greater amount which is an integral multiple of FIFTY THOUSAND DOLLARS ($50,000.00); provided that unless a Libor Loan is prepaid in full, no prepayment shall be made if, after giving effect to such prepayment, the aggregate principal amount of Libor Loans having the same Interest Period shall be less than FIVE HUNDRED THOUSAND DOLLARS ($500,000.00). Notice of prepayment having been delivered as aforesaid, the principal amount of the prepayment specified in such notice shall become due and payable on the prepayment date set forth in such notice. All payments of principal under this Section 4 shall be accompanied by accrued but unpaid interest on the amount being prepaid through the date of such prepayment.

        4.2 Breakage Fees. If for any reason (including voluntary or mandatory prepayment, voluntary or mandatory conversion of a Libor Loan into a Prime Loan, or acceleration), Bank receives all or part of the principal amount of a Libor Loan prior to the last day of the Interest Period for such Loan, Borrower shall immediately notify Borrower's account officer at Bank and, on demand by Bank, pay Bank the Breakage Fees, defined as the amount (if any) by which (i) the additional interest which would have been payable on the amount so received had it not been received until the last day of such Interest Period exceeds (ii) the interest which would have been recoverable by Bank (without regard to whether Bank actually so invests said funds) by placing the amount so received on deposit in the certificate of deposit markets or the offshore currency interbank markets or United States Treasury investment products, as the case may be, for a period starting on the date on which it was so received and ending on the last day of such Interest Period at the interest rate determined by Bank in its reasonable discretion. Bank's determination as to such amount shall be conclusive and final, absent manifest error.

        4.3 Prepayment Costs. Borrower shall pay to Bank, upon the demand of Bank, such other amount or amounts as shall be sufficient (in the sole good faith opinion of Bank) to compensate it for any loss, costs or expense incurred by it as a result of any prepayment by Borrower (including voluntary or mandatory prepayment, voluntary or mandatory conversion of a Libor Loan into a Prime Loan, or prepayment due to acceleration) of all or part of the principal amount of a Libor Loan prior to the last day of the Interest Period for such Loan (including without limitation any failure by Borrower to borrow a Libor Loan on the Loan Date for such borrowing specified in the relevant notice of borrowing hereunder). Such costs shall include, without limitation, any interest or fees payable by Bank to lenders of funds obtained by it in order to make or maintain its loans based on the London interbank eurodollar market. Bank's determination as to such costs shall be conclusive and final, absent manifest error.

        5. REMEDIES UPON EVENTS OF DEFAULT.

        5.1 Conversion to Prime Loans. If any Event of Default has occurred and is continuing under the Note or this Addendum, then in addition to all other remedies available to Bank under the Note, at the option of Bank and without demand or notice, all Libor Loans then outstanding shall be automatically converted to Prime Loans on the last day of each respective Interest Period for each Libor Loan.

        5.2 Indemnity. Borrower agrees to pay and indemnify Bank for, and to hold Bank harmless from, any and all cost, loss or expense (including without limitation any such cost, loss or expense arising from interest or fees payable by Bank to lenders of funds obtained by it in order to maintain its Libor Loans hereunder, or in its reemployment of funds obtained in connection with the making or maintaining of Libor Loans) which Bank may sustain or incur as a consequence of any default by Borrower in connection with or related to: (a) payment of the principal amount of or interest on Libor Loans, (b) making a borrowing or conversion of a Libor Loan after Borrower has given a notice thereof in accordance with this Addendum, or (c) making a prepayment of a Libor Loan after Borrower has given a notice thereof in accordance with this Addendum, or any prepayment (whether optional or mandatory) of any Libor Loan prior to the end of the applicable Interest Period for such Loan.

        6. ADDITIONAL PROVISIONS REGARDING LIBOR LOANS.

        6.1 Libor Rate Taxes. All payments of principal, interest, fees, costs, expenses and all other amounts payable by Borrower pursuant to the Note and this Addendum shall be made free and clear of and without reduction by reason of all present and future income, stamp and other taxes or other charges whatsoever imposed, assessed, levied or collected by any national government or any political subdivision or taxing authority thereof or any organization of which it is a member (excluding (i) any taxes imposed on or measured by the overall net income or gross receipts of Bank by any such entity, and (ii) any taxes which would have been imposed even if no provisions for Libor Loans had appeared in this Addendum) (collectively, "Libor Taxes").

        If any Libor Taxes are required to be withheld from any amounts payable to Bank, Borrower shall pay such additional amounts as may be necessary so as to yield to Bank a net amount equal to the total amount of the payments provided for in this Addendum or under the Note which Bank would have received if such amounts had not been subject to Libor Taxes.

        If any Libor Taxes are payable directly by Borrower, they shall be paid by Borrower prior to the date on which penalties attach for failure to timely pay such Libor Taxes. Within forty five (45) days after the date on which payment of any such Libor Taxes is due pursuant to applicable law, Borrower will furnish Bank the original receipt for the full payment of such Libor Taxes or, if such is not available, evidence of such payment satisfactory in form and substance to Bank. Borrower shall indemnify and hold Bank harmless against, and will reimburse to Bank, upon demand, any incremental taxes, interest or penalties that may become payable by Bank as a result of any failure by Borrower to pay any Libor Taxes when due.

        6.2 Inability to Determine Fair Interest Rate. If at any time Bank, in its sole and absolute discretion, determines that: (i) the amount of the Libor Loans for periods equal to the corresponding Interest Periods are not available to Bank in the offshore currency interbank markets, (ii) the Libor Rate does not accurately reflect the cost to Bank of lending the Libor Loan, or (iii) by reason of any changes arising after the date of the Note affecting the London interbank eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in Sections
2.1 and 2.2 above, then Bank shall promptly give notice thereof to Borrower. Upon the giving of such notice, Bank's obligation to make Libor Loans shall terminate, unless Bank and the Borrower agree in writing to a different interest rate applicable to Libor Loans, or until such time as Bank notifies Borrower that the circumstances giving rise to Bank's notice no longer exist. While such circumstances continue to exist, (x) any requested Libor Loan shall be treated as a request for a Prime Loan, (y) any Prime Loan that was to have been converted to a Libor Loan shall be continued as a Prime Loan, and (z) any outstanding Libor Loan shall be converted retroactively, on the first day of the then current Interest Period with respect thereto, to a Prime Loan.

        6.3 Illegality or Impracticability. If (i) due to any Governmental Regulation it shall become unlawful for Bank to continue to fund or maintain any Libor Loans, or to perform its obligations hereunder, or (ii) due to any contingency occurring after the date of the Note which has a material adverse effect on the London interbank eurodollar market, it has become impracticable for Bank to continue to fund or maintain any Libor Loans, or to perform its obligations hereunder, then Bank shall promptly give notice thereof to Borrower. Upon the giving of such notice, Bank's obligation to make Libor Loans shall terminate, and in such event, (x) any requested Libor Loan shall be treated as a request for a Prime Loan, (y) any Prime Loan that was to have been converted to a Libor Loan shall be continued as a Prime Loan, and (z) any outstanding Libor Loan shall be converted retroactively, on the first day of the then current Interest Period with respect thereto, to a Prime Loan.

        6.4 Governmental Regulations; Increased Costs. Borrower shall pay to Bank, within 15 days after demand by Bank, from time to time such amounts as Bank may determine to be necessary to compensate it for any increased costs incurred by Bank that Bank determines are attributable to its making or maintaining of any Libor Loans to Borrower (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), in each case resulting from any Regulatory Change which:

               (a) imposes a new tax or changes the basis of taxation of any amounts payable to Bank under the Note or this Addendum in respect of any Libor Loans (other than changes which affect taxes measured by or imposed on the overall net income of Bank by the jurisdiction in which such Bank has its principal office); or

               (b) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits or other liabilities with or for the account of Bank (including any Libor Loans or any deposits referred to in the definition of Libor Base Rate); or

               (c) imposes any other condition affecting the Note (or any of such extensions of credit or liabilities); or

               (d) imposes or modifies a Governmental Regulation regarding capital adequacy which has or would have the effect of reducing the rate of return on capital of Bank or any person or entity controlling Bank ("Parent") as a consequence of its obligations hereunder to a level below that which Bank (or its Parent) could have achieved but for such adoption, change or compliance (taking into consideration its policies with respect to capital adequacy) by an amount deemed by Bank to be material.

        Bank will notify Borrower of any event occurring after the date of the Note which will entitle Bank to Additional Costs pursuant to this Section 6.4 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Bank will furnish Borrower with a statement setting forth the basis and amount of each request by Bank for Additional Costs under this Section 6.4. Determinations and allocations by Bank for purposes of this
Section 6.4 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Libor Loans or of making or maintaining Libor Loans or on amounts receivable by it in respect of Libor Loans, and of the additional amounts required to compensate Bank in respect of any Additional Costs, shall be conclusive and final, absent manifest error.

        This Addendum is executed as of the date first written above.


BORROWER                            BANK

MICRO GENERAL CORPORATION,               IMPERIAL BANK,
a DELAWARE CORPORATION                   a California banking
corporation


By                                       By
  ---------------------------------        -------------------------------------

Its                                      Its
   --------------------------------         ------------------------------------


By
  ---------------------------------

Its
   --------------------------------